UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2007

Item 1. Report to Stockholders.


Calvert

Investments that make a difference®

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March 31, 2007
Semi-Annual Report
Calvert Large Cap
Growth Fund

Calvert

Investments that make a difference®

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Schedule of Investments
12

Statement of Assets and Liabilities
16

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
19

Financial Highlights
24

Explanation of Financial Tables
28

Proxy Voting and Availability of Quarterly Portfolio Holdings

30

Basis for Board's Approval of Investment Advisory Contract

30

Dear Shareholders:

In the six months ended March 31, 2007, the stock market and economy closed out the period in a surprisingly steady state, especially considering the brief worldwide sell-off in equities at the end of February and ongoing concerns about subprime mortgage loans. Over the six-month period, energy prices finished about where they started, the Federal Reserve left interest rates unchanged, and equities worldwide recovered to end up in positive territory.

During this period, the equity markets had two distinct chapters of performance. In the fourth quarter of 2006, the Standard & Poor's 500 Index posted a total return of 6.7% as the U.S. equity market continued its general upward trend with remarkably low volatility. However, for the first quarter of this year, the S&P 500 gained only 0.64% amid markedly increased volatility. On February 27, an 8.8% drop in the value of the Shanghai Stock Exchange Composite Index triggered a worldwide sell-off in equities, with the S&P 500 losing 3.47% for the day. The U.S. equities market stayed somewhat jittery for the rest of the quarter, with concerns about increasing defaults on subprime mortgages weighing on investors.

For the entire six-month period, the domestic U.S. market, as measured by the S&P 500, gained 7.38%. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, a benchmark for international markets, gained 14.98%. The return for international stocks was even more remarkable considering their late-February plunge. The Lehman U.S. Credit Index, a common benchmark for bond fund performance, climbed 2.87% during the period.

A Look at Style Trends

Value stocks outperformed growth stocks for the six-month period, extending a seven-year trend which has been detrimental to several Calvert equity portfolios. However, there are signs (such as a possible peak in the Federal Reserve's benchmark lending rate) that this trend is beginning to reverse. To learn more about these style trends, please visit www.calvert.com, click on Fund Commentary in the right-hand column, and select "Calvert Perspective: Reading the Headwinds" to read a commentary by Steve Falci, Calvert's Chief Investment Officer, Equities.

Another factor that may potentially work in favor of Calvert's equity funds is investor reaction to the market's increased volatility. As investors become increasingly concerned about the tradeoff between risk and return, they may increasingly seek higher-quality stocks that are attractively priced relative to the quality of their fundamental data. In times of volatility, as always, we continue to advise our clients to stay the course with their investment strategy and to discuss their portfolio holdings with a financial advisor when necessary.

Growth of Sustainable, "Green" Investing

The movement to increase environmental and corporate sustainability has recently received considerable attention from the mainstream media, with cover stories on the green movement gracing the covers of publications such as Newsweek and Vanity Fair. The growing popularity of social and environmental responsibility shows that the public may be beginning to realize something that many Calvert investors have known for a long time: environmental and corporate responsibility are vital to society as a whole, and investment selection can have an impact on sustainability.

As Calvert's Double Diligence® investment process shows, companies that are committed to sustainability are often companies with high-quality management, corporate governance, and financial data--which are the types of companies that can make the best long-term investments.

One focus of Calvert's advocacy efforts over the last few years has been our work to convince companies to both disclose more information about how their operations affect climate change and to reduce their contributions to climate change factors. Please visit www.calvert.com/climate.html to learn more about climate change and our efforts to increase corporate awareness of the issue.

Sudan Divestment Initiative

In February, Calvert announced a new partnership with the Sudan Divestment Task Force and the Save Darfur Coalition to encourage investors and institutions to divest holdings of companies that help support the government of Sudan. To find more information about the crisis in Darfur and the divestment initiative, please visit www.calvert.com/sudan.

This effort is consistent with Calvert's long-standing commitment to human rights--in 1982, Calvert was the first mutual fund company to decide not to invest in companies doing business in South Africa's apartheid regime. Calvert's past efforts, in concert with other groups, have demonstrated how divestment and advocacy can exert significant influence on companies--and regimes--to effect positive societal change. We will continue to work toward ending the humanitarian crisis in Darfur and keep supporting efforts to maintain human rights worldwide.

As always, thank you for your continued confidence in our mutual funds. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2007

Social Update
from the Calvert Social Research Department

As a company, through the work of Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2007.

Shareholder Advocacy

For the 2007 proxy season, Calvert was lead or co-filer on 36 shareholder resolutions. To date, 17 of these have been successfully withdrawn because companies have taken action to address our concerns. The others await action at annual shareholder meetings. Issues targeted in the resolutions include climate change reporting, board and employee diversity, sustainability reporting, political contributions disclosure, and executive compensation.

Sudan Divestment

Calvert announced its support for a targeted divestment campaign focused on Sudan and launched a new partnership with the Sudan Divestment Task Force (SDTF) and Save Darfur Coalition (SDC) in early February. Since then, we have provided research and analytical support to the SDTF, drafted an advocacy plan for Calvert on this issue, and organized a small working group of socially responsible investors to encourage shareholder action on this issue. We have also provided a wide range of media support, including radio interviews, a webcast for institutional investors, and articles for BSR Weekly and the U.N. Global Compact.

Climate Change Disclosure

In January, the Ceres/Calvert S&P500 Report was published, based on the responses of U.S. companies to the Carbon Disclosure Project's (CDP) request for information. The Project has historically surveyed executives of the companies on the Financial Times (FT) Global 500 list of the world's largest companies. In 2006, Calvert provided initial funding to extend the CDP survey to companies in the Standard & Poor's 500 Index for the first time. The report launch attracted attention from media outlets such as Business Week and Financial Times. We sent the report to members of Congress who have introduced legislation to reduce greenhouse gas emissions and are now working with other investors to encourage S&P 500 companies to respond to this year's CDP survey.

Community Investments

Many of our Funds participate in Calvert's community investing program, which is known as High Social Impact Investing (HSII) and is administered through the Calvert Social Investment Foundation. The HSII program may allocate up to 1% to 3% of Fund assets at below-market interest rates to provide economic opportunity for struggling populations.1 During the reporting period, the Foundation made several investments with groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. Diaconía Microcrédito Rotativo, a rural microfinance institution that makes tiny business loans to more than 11,000 entrepreneurs in the impoverished Guayaquil area of Ecuador, was another organization receiving an investment from the Foundation.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that provide socially or environmentally helpful products or services with a profit objective. Much recent attention has been focused on corn-based ethanol as a renewable energy source. But one new special equities investment, Earthanol, seeks to create fuel from agricultural, industrial, and municipal waste.2 The firm's technology for waste-to-ethanol production in the San Joaquin Valley has already been proven effective in other parts of the world.

Globally, more than 5 million children under the age of 5 years die of dehydration caused by diarrhea each year. But new medications developed by another special equities investment, Napo Pharmaceuticals, could soon be introduced into both the Third World and U.S. markets.3 The company is currently commercializing its Crofelemer gastro-intestinal compound, which operates differently from over-the-counter anti-motility treatments, to treat irritable bowel syndrome (IBS), chronic diarrhea caused by HIV, acute infectious diarrhea, and pediatric diarrhea. The FDA has granted fast-track status for the IBS and AIDS-related formulations.

As always, we appreciate your investment in Calvert and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.38%; CSIF Equity, 0.58%; Calvert Capital Accumulation Fund, 1.02%; Calvert World Values Fund International Equity Fund, 0.61%; Calvert New Vision Small Cap Fund, 0.78%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2. On March 31, 2007, Earthanol represented 0.01% of the Calvert Social Investment Fund Equity Portfolio.

3. On March 31, 2007, Napo Pharmaceuticals represented 0.03% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV*) returned 5.03% for the six-month period ending March 31, 2007, trailing the S&P 500 Index return of 7.38%. The Fund underperformed its benchmarks due to a combination of sector weighting and stock selection.

Investment Climate

Most of the six-month gain in the S&P 500 Index occurred during the fourth quarter of 2006, when it returned 6.70%. For the first quarter of 2007, it gained only 0.64% and growth-oriented stocks continued to lag. Both crude-oil and energy-stock prices continued to fluctuate throughout the period, and Utilities and Materials were the top-performing sectors.

According to Morningstar data, the Large-Cap Growth category continued to lag Large-Cap Blend funds by less than 1% and the broader market (as represented by the S&P 500) by less than 0.5% for the period. While this is unfavorable to our Fund, it represents an improvement over market performance for the 12 months ending March 31, 2007, when Large-Cap Growth lagged Large Cap-Blend funds by almost 6% and the S&P 500 by more than 7%.

Portfolio Strategy

What Worked Well

Interesting stock selections abounded during this period. Some of our best-performing stocks were from the Energy sector. However, the Fund also maintained healthy allocations to other industries that performed well, such as Financials and Health Care.

Three of our top 10 stocks -- led by XTO Energy's return of 30.1% -- were in the Energy sector, although the sector itself only comprised about 5% of Fund holdings at period end. The overall top performer for the Fund was Stryker, a manufacturer of orthopedic products and other medical specialty devices, which gained 33.74%. The stock has performed very well over the last year--with a share price that has increased from around $46 when it was selected by one of the models in August 2005 to now nearly $70. Another leading contributor was AT&T, which was up 31.49% for the six-month period. AT&T was the Fund's largest holding at the end of March. Steel tubing manufacturer Tenaris and insurer CIGNA returned 29.7% and 22.6%, respectively.1

What Did Not Work Well

Our underweighting to the leading Materials and Utilities sectors hurt the Fund's relative performance. The worst-performing stock for the period was Molex, which declined 24.16% before we sold off our position in early January. Molex, which manufactures and sells electromechanical components worldwide, has suffered from sales that have both slowed and shifted to less profitable mobile devices. Other stocks that hampered performance were Amgen, Motorola, and SanDisk -- all down about 23% in the six-month period.

Outlook

Unlike last year at this time, large-cap growth stocks seem to be building some momentum compared to other areas of the market. Of course, this would create a more favorable climate for the Fund.

Regardless of what the future holds, the Fund is designed to be fully invested in the stock market. As always, our investment process continues to focus on stock fundamentals to identify companies with above-average growth and momentum characteristics instead of general economic data (e.g., employment, fiscal policy, consumer sentiment) and does not attempt to time the market--so our process looks the same whether it's a bull or bear market. Our plan is to stay the course with our disciplined quantitative investment process, with an active eye favoring our namesake large-cap, growth-oriented stocks. And we continue to believe that the best investment strategy includes diversification, a long-term plan, and the discipline to carry it out.

April 2007

1 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2007, the following companies represented the following percentages of Fund net assets: XTO Energy 0.6%, Stryker 2.4%, AT&T 2.6%, Tenaris 1.2%, CIGNA 0.4%, Molex 0.0%, Amgen 1.3%, Motorola 0.0%, and SanDisk 0.0%. All portfolio holdings are subject to change.

Portfolio Statistics
March 31, 2007
Investment Performance	6 Months	12 Months
(total return at NAV*)	ended	ended
	3/31/07	3/31/07
Class A	5.03%	0.72%
Class B	4.63%	(0.10%)
Class C	4.64%	(0.03%)
Class I	5.33%	1.24%
S&P 500
Index**	7.38%	11.82%
Lipper Multi-Cap Growth Funds Avg.**	8.63%	4.98%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2007
% of Total
Economic Sectors	Investments
Consumer Discretionary	12.1%
Consumer Staples	1.9%
Energy	6.5%
Financials	26.6%
Health Care	20.4%
Industrials	4.8%
Information Technology	22.0%
Telecommunication Services	4.5%
U.S. Government Agency Obligations	1.2%
Total	100%

Ten Largest Stock Holdings
% of Net Assets
AT&T, Inc.	2.6%
Stryker Corp.	2.4%
Goldman Sachs Group, Inc.	2.3%
Gilead Sciences, Inc.	2.2%
Apple, Inc.	2.1%
Kohl's Corp.	2.1%
Hewlett-Packard Co.	2.1%
Bristol-Myers Squibb Co.	2.1%
Forest Laboratories, Inc.	2.0%
Franklin Resources, Inc.	1.9%
Total	21.8%

1 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2007, the following companies represented the following percentages of Fund net assets: XTO Energy 0.6%, Stryker 2.4%, AT&T 2.6%, Tenaris 1.2%, CIGNA 0.4%, Molex 0.0%, Amgen 1.3%, Motorola 0.0%, and SanDisk 0.0%. All portfolio holdings are subject to change.

Portfolio Statistics
March 31, 2007
Average Annual Total Returns
(with max. load)
Class A Shares*
One year	(4.06%)
Five year	8.18%
Ten Year	9.44%

Class B Shares
One year	(5.09%)
Five year	7.93%
Since inception	0.22%
(10/31/00)

Class C Shares
One year	(1.03%)
Five year	8.25%
Since inception	0.31%
(10/31/00)

Portfolio Statistics
March 31, 2007
Average Annual Total Returns
Class I Shares*
One year	1.24%
Five year	9.86%
Ten Year	10.39%

*  Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. The Class A performance has been adjusted to reflect the Class A sales charge. Past performance is no guarantee of future results.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 to March 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/06	3/31/07	10/1/06 - 3/31/07
Class A
Actual	$1,000.00	$1,050.70	$6.19
Hypothetical	$1,000.00	$1,018.90	$6.09
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,046.60	$10.38
Hypothetical	$1,000.00	$1,014.79	$10.22
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,046.70	$9.90
Hypothetical	$1,000.00	$1,015.25	$9.75
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,053.30	$3.36
Hypothetical	$1,000.00	$1,021.66	$3.30
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, 2.03%, 1.94%, and 0.66%, for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

SCHEDULE OF INVESTMENTS
MARCH 31, 2007

Equity Securities - 90.3%	Shares	Value
Air Freight & Logistics - 2.1%
C.H. Robinson Worldwide, Inc.	344,500	$16,449,875
FedEx Corp.	141,100	15,158,373
		31,608,248

Automobiles - 1.3%
Harley-Davidson, Inc.	321,100	18,864,625

Biotechnology - 4.8%
Amgen, Inc.*	355,700	19,876,516
Biogen Idec, Inc.*	446,900	19,833,422
Gilead Sciences, Inc.*	425,100	32,520,150
		72,230,088

Capital Markets - 8.2%
Charles Schwab Corp.	1,443,600	26,403,444
E*Trade Financial Corp.*	511,900	10,862,518
Franklin Resources, Inc.	238,200	28,781,706
Goldman Sachs Group, Inc.	168,100	34,734,503
State Street Corp.	334,300	21,645,925
		122,428,096

Commercial Banks - 3.0%
Synovus Financial Corp.	549,800	17,780,532
US Bancorp	772,400	27,010,828
		44,791,360

Communications Equipment - 3.7%
Cisco Systems, Inc.*	1,032,100	26,349,513
Nokia OYJ (ADR)	672,400	15,411,408
Research In Motion Ltd.*	100,300	13,689,947
		55,450,868

Computers & Peripherals - 5.3%
Apple, Inc.*	341,900	31,765,929
Hewlett-Packard Co.	777,800	31,220,892
NCR Corp.*	332,700	15,893,079
		78,879,900

Diversified Financial Services - 5.4%
Bank of America Corp.	263,400	13,438,668
Chicago Mercantile Exchange Holdings, Inc.	41,000	21,830,860
JPMorgan Chase & Co.	567,600	27,460,488
Moody's Corp.	290,800	18,047,048
		80,777,064

Diversified Telecommunication Services - 2.6%
AT&T, Inc.	1,002,960	39,546,713

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 2.4%
Grant Prideco, Inc.*	356,100	$17,748,024
Tenaris SA (ADR)	382,500	17,556,750
		35,304,774

Food & Staples Retailing - 1.8%
Walgreen Co.	573,900	26,336,271

Health Care Equipment & Supplies - 3.1%
Medtronic, Inc.	208,900	10,248,634
Stryker Corp.	538,900	35,739,848
		45,988,482

Health Care Providers & Services - 2.0%
Cigna Corp.	37,200	5,306,952
Express Scripts, Inc.*	307,400	24,813,
		30,120,280

Household Durables - 1.4%
Garmin Ltd.	376,300	20,376,645

Insurance - 5.2%
Chubb Corp.	194,600	10,054,982
Hartford Financial Services Group, Inc.	236,500	22,604,670
Prudential Financial, Inc.	139,400	12,582,244
Safeco Corp.	195,400	12,980,422
The Travelers Co.'s, Inc.	217,500	11,259,975
WR Berkley Corp.	232,200	7,690,464
		77,172,757

Internet Software & Services - 0.9%
Akamai Technologies, Inc.*	273,400	13,648,128

IT Services - 5.9%
Cognizant Technology Solutions Corp.*	224,300	19,798,961
Electronic Data Systems Corp.	487,900	13,505,072
Fiserv, Inc.*	169,200	8,977,752
Infosys Technologies Ltd. (ADR)	465,276	23,380,119
Paychex, Inc.	578,000	21,888,860
		87,550,764

Machinery - 1.3%
Danaher Corp.	52,600	3,758,270
Dover Corp.	312,000	15,228,720
		18,986,990

Media - 2.2%
EchoStar Communications Corp.*	293,813	12,760,299
Omnicom Group, Inc.	191,500	19,605,770
		32,366,069

Equity Securities - Cont'd	Shares	Value
Multiline Retail - 5.3%
Kohl's Corp.*	408,200	$31,272,202
Nordstrom, Inc.	404,100	21,393,054
Target Corp.	449,700	26,649,222
		79,314,478

Office Electronics - 1.0%
Xerox Corp.*	847,840	14,320,018

Oil, Gas & Consumable Fuels - 3.6%
Chesapeake Energy Corp.	410,900	12,688,592
EnCana Corp.	297,300	15,052,299
Tidewater, Inc.	297,100	17,404,118
XTO Energy, Inc.	157,066	8,608,787
		53,753,796

Pharmaceuticals - 8.7%
Allergan, Inc.	103,600	11,480,952
Bristol-Myers Squibb Co.	1,100,100	30,538,776
Forest Laboratories, Inc.*	575,900	29,624,296
Johnson & Johnson	371,044	22,359,111
Pfizer, Inc.	895,100	22,610,226
Teva Pharmaceutical Industries Ltd. (ADR)	356,300	13,336,309
		129,949,670

Real Estate Management & Development - 0.9%
CB Richard Ellis Group, Inc.*	391,500	13,381,470

Road & Rail - 0.9%
Canadian National Railway Co.	305,800	13,498,012

Semiconductors & Semiconductor Equipment - 2.2%
MEMC Electronic Materials, Inc.*	255,200	15,460,016
Nvidia Corp.*	609,800	17,550,044
		33,010,060

Software - 1.2%
Amdocs Ltd.*	326,500	11,910,720
BMC Software, Inc.*	190,500	5,865,495
		17,776,215

Specialty Retail - 0.9%
Office Depot, Inc.*	397,600	13,971,664

Thrifts & Mortgage Finance - 1.4%
Sovereign Bancorp, Inc.	286,009	7,276,069
Washington Mutual, Inc.	331,900	13,402,122
		20,678,191

Trading Companies & Distributors - 0.1%
WESCO International, Inc.*	22,700	1,425,106

Wireless Telecommunication Services - 1.5%
America Movil, SA de CV (ADR)	456,100	21,797,019

Equity Securities - Cont'd	Shares	Value
Venture Capital - 0.0%
Napo Pharmaceuticals Inc. (b)(i)*	279,329	$447,849

Total Equity Securities (Cost $1,159,085,122)		1,345,751,670

	Principal
Certificates of Deposit - 0.0%	Amount
One United Bank, 3.05%, 8/22/07 (b)(k)	$100,000	99,750
ShoreBank, 4.80%, 2/11/08 (b)(k)	100,000	99,610

Total Certificates of Deposit (Cost $200,000)		199,360

High Social Impact Investments - 0.2%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09 (b)(i)(r)	3,000,000	2,952,720

Total High Social Impact Investments (Cost $3,000,000)		2,952,720

U.S. Government Agencies and Instrumentalities - 1.1%
Federal Home Loan Bank Discount Notes, 4/2/07	16,100,000	16,097,764

Total U.S. Government Agencies and Instrumentalities
(Cost $16,097,764)		16,097,764

TOTAL INVESTMENTS (Cost $1,178,382,886) - 91.6%		1,365,001,514
Other assets and liabilities, net - 8.4%		125,322,352
Net Assets - 100%		$1,490,323,866

* Non income producing security.

Abbreviations:

ADR: American Depositary Receipt

(b) This security was valued by the Board of Directors. See note A.

(i) Restricted securities represent 0.2% of the net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09	7/3/06	$3,000,000
Napo Pharmaceuticals Inc.	2/21/07	499,999

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007
Assets
Investments in securities, at value (Cost $1,178,382,886) - see accompanying schedule	$1,365,001,514
Cash	308,807
Receivable for securities sold	35,066,040
Receivable for shares sold	113,070,878
Interest and dividends receivable	1,150,452
Other assets	36,605
Total assets	1,514,634,296

Liabilities
Payable for securities purchased	19,883,025
Payable for shares redeemed	2,915,220
Payable to Bridgeway Capital Management, Inc.	259,634
Payable to Calvert Asset Management Company, Inc.	508,569
Payable to Calvert Administrative Services Company	207,564
Payable to Calvert Shareholder Services, Inc.	24,604
Payable to Calvert Distributors, Inc.	328,163
Accrued expenses and other liabilities	183,651
Total liabilities	24,310,430
Net Assets	$1,490,323,866

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized:
Class A: 29,191,793 shares outstanding	$828,190,437
Class B: 1,517,553 shares outstanding	37,433,915
Class C: 3,605,171 shares outstanding	98,174,806
Class I: 11,863,054 shares outstanding	366,405,325
Undistributed net investment income (loss)	(311,300)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(26,189,369)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	186,620,052
Net Assets	$1,490,323,866

Net Asset Value Per Share
Class A (based on net assets of $938,550,195)	$32.15
Class B (based on net assets of $45,961,512)	$30.29
Class C (based on net assets of $109,828,667)	$30.46
Class I (based on net assets of $395,983,492)	$33.38

See notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $49,109)	$6,881,206
Interest income	617,746
Total investment income	7,498,952

Expenses:
Investment advisory fee	1,610,145
Investment subadvisory fee:
Base fee	2,930,579
Performance adjustment	(1,338,209)
Transfer agency fees and expenses	1,114,484
Distribution Plan expenses:
Class A	1,133,754
Class B	228,174
Class C	508,701
Directors' fees and expenses	98,091
Administrative fees	1,187,406
Accounting fees	80,180
Custodian fees	54,290
Registration fees	34,379
Reports to shareholders	151,719
Professional fees	30,365
Miscellaneous	25,006
Total expenses	7,849,064
Fees paid indirectly	(38,812)
Net expenses	7,810,252

Net Investment Income (Loss)	(311,300)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,191,850)
Foreign currency transactions	(1,205)
(2,193,055)

Change in unrealized appreciation or (depreciation):
Investments	65,184,452
Assets and liabilities denominated in foreign currencies	1,701
65,186,153

Net Realized and Unrealized Gain
(Loss)	62,993,098

Increase (Decrease) in Net Assets
Resulting From Operations	$62,681,798

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($311,300)	($3,753,431)
Net realized gain (loss)	(2,193,055)	(19,783,411)
Change in unrealized appreciation
or (depreciation)	65,186,153	49,714,737

Increase (Decrease) in Net Assets
Resulting From Operations	62,681,798	26,177,895

Capital share transactions:
Shares sold:
Class A Shares	173,734,551	557,033,833
Class B Shares	4,376,860	17,127,443
Class C Shares	23,617,858	56,922,969
Class I Shares	173,792,269	154,151,531
Redemption fees:
Class A Shares	6,812	20,518
Class B Shares	342	1,666
Class C Shares	147	2,754
Class I Shares	36	1,625
Shares redeemed:
Class A Shares	(120,654,288)	(104,472,712)
Class B Shares	(3,848,113)	(4,530,773)
Class C Shares	(9,620,600)	(7,667,612)
Class I Shares	(30,658,742)	(31,174,913)
Total capital share transactions	210,747,132	637,416,329

Total Increase (Decrease) in Net Assets	273,428,930	663,594,224

Net Assets
Beginning of period	1,216,894,936	553,300,712
End of period (including net investment loss of $311,300 and $0, respectively)	$1,490,323,866	$1,216,894,936

Capital Share Activity
Shares sold:
Class A Shares	5,442,754	18,259,554
Class B Shares	145,400	589,503
Class C Shares	779,153	1,950,765
Class I Shares	5,227,225	4,943,692
Shares redeemed:
Class A Shares	(3,775,886)	(3,458,017)
Class B Shares	(127,514)	(157,288)
Class C Shares	(317,800)	(267,118)
Class I Shares	(923,475)	(1,003,517)
Total capital share activity	6,449,857	20,857,574

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2007, securities valued at $3,599,929 or 0.2% of net assets were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates: .25% on the first $1 billion, and .225% on assets in excess of $1 billion.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives an annual fee, payable monthly based on the following annual rates: .45% on the first $1 billion, and .425% on assets in excess of $1 billion. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund's Class I shares exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund, is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $180,982 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2007.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $167,434 for the six months ended March 31, 2007. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $429,833,902 and $355,403,202, respectively.

The cost of investments owned at March 31, 2007 for federal income tax purposes was $1,178,382,886. Net unrealized appreciation aggregated $186,618,628, of which $211,029,537 related to appreciated securities and $24,410,909 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $2,288,702 at September 30, 2006 may be utilized to offset future capital gains until expiration in September 2011.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2007. For the six months ended March 31, 2007, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$63,082	5.89%	$9,369,265	November 2006

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007	2006	2005
Net asset value, beginning	$30.61	$29.32	$24.37
Income from investment operations
Net investment income (loss)	(.01)	(.10)	(.12)
Net realized and unrealized gain (loss)	1.55	1.39	5.07
Total from investment operations	1.54	1.29	4.95
Total increase (decrease) in net asset value	1.54	1.29	4.95
Net asset value, ending	$32.15	$30.61	$29.32

Total return*	5.03%	4.40%	20.31%
Ratios to average net assets:A
Net investment income (loss)	(.07%) (a)	(.43%)	(.72%)
Total expenses	1.22% (a)	1.52%	1.56%
Expenses before offsets	1.22% (a)	1.52%	1.56%
Net expenses	1.21% (a)	1.51%	1.55%
Portfolio turnover	27%	34%	61%
Net assets, ending (in thousands)	$938,550	$842,433	$373,113

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$21.09	$16.25	$19.19
Income from investment operations
Net investment income (loss)	(.10)	(.16)	(.10)
Net realized and unrealized gain (loss)	3.38	5.00	(2.84)
Total from investment operations	3.28	4.84	(2.94)
Total increase (decrease) in net asset value	3.28	4.84	(2.94)
Net asset value, ending	$24.37	$21.09	$16.25

Total return*	15.55%	29.78%	(15.32%)
Ratios to average net assets:A
Net investment income (loss)	(.87%)	(1.07%)	(.64%)
Total expenses	1.85%	2.53%	2.48%
Expenses before offsets	1.62%	1.70%	1.42%
Net expenses	1.61%	1.68%	1.39%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$97,781	$18,139	$8,758

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2007	2006	2005
Net asset value, beginning	$28.95	$27.97	$23.47
Income from investment operations
Net investment income (loss)	(.13)	(.32)	(.32)
Net realized and unrealized gain (loss)	1.47	1.30	4.82
Total from investment operations	1.34	.98	4.50
Total increase (decrease) in net asset value	1.34	.98	4.50
Net asset value, ending	$30.29	$28.95	$27.97

Total return*	4.63%	3.50%	19.17%
Ratios to average net assets:A
Net investment income (loss)	(.90%) (a)	(1.28%)	(1.62%)
Total expenses	2.04% (a)	2.36%	2.47%
Expenses before offsets	2.04% (a)	2.36%	2.47%
Net expenses	2.03% (a)	2.36%	2.46%
Portfolio turnover	27%	34%	61%
Net assets, ending (in thousands)	$45,962	$43,415	$29,861

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$20.50	$15.96	$19.04
Income from investment operations
Net investment income (loss)	(.29)	(.28)	(.25)
Net realized and unrealized gain (loss)	3.26	4.82	(2.83)
Total from investment operations	2.97	4.54	(3.08)
Total increase (decrease) in net asset value	2.97	4.54	(3.08)
Net asset value, ending	$23.47	$20.50	$15.96

Total return*	14.49%	28.45%	(16.18%)
Ratios to average net assets:A
Net investment income (loss)	(1.89%)	(2.07%)	(1.64%)
Total expenses	2.76%	3.51%	3.61%
Expenses before offsets	2.62%	2.70%	2.42%
Net expenses	2.61%	2.68%	2.39%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$12,614	$4,705	$2,074

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007	2006	2005
Net asset value, beginning	$29.11	$28.10	$23.55
Income from investment operations
Net investment income (loss)	(.11)	(.26)	(.25)
Net realized and unrealized gain (loss)	1.46	1.27	4.80
Total from investment operations	1.35	1.01	4.55
Total increase (decrease) in net asset value	1.35	1.01	4.55
Net asset value, ending	$30.46	$29.11	$28.10

Total return*	4.64%	3.59%	19.32%
Ratios to average net assets:A
Net investment income (loss)	(.81%) (a)	(1.19%)	(1.54%)
Total expenses	1.95% (a)	2.28%	2.39%
Expenses before offsets	1.95% (a)	2.28%	2.39%
Net expenses	1.94% (a)	2.27%	2.38%
Portfolio turnover	27%	34%	61%
Net assets, ending (in thousands)	$109,829	$91,505	$41,036

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$20.59	$16.02	$19.12
Income from investment operations
Net investment income (loss)	(.24)	(.26)	(.24)
Net realized and unrealized gain (loss)	3.20	4.83	(2.86)
Total from investment operations	2.96	4.57	(3.10)
Total increase (decrease) in net asset value	2.96	4.57	(3.10)
Net asset value, ending	$23.55	$20.59	$16.02

Total return*	14.38%	28.53%	(16.21%)
Ratios to average net assets:A
Net investment income (loss)	(1.88%)	(2.08%)	(1.64%)
Total expenses	2.74%	3.78%	3.96%
Expenses before offsets	2.62%	2.70%	2.42%
Net expenses	2.61%	2.68%	2.39%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$11,288	$2,635	$1,234

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$31.69	$30.20	$24.95
Income from investment operations
Net investment income (loss)	.05	.03	(.03)
Net realized and unrealized gain (loss)	1.64	1.46	5.28
Total from investment operations	1.69	1.49	5.25
Total increase (decrease) in net asset value	1.69	1.49	5.25
Net asset value, ending	$33.38	$31.69	$30.20

Total return*	5.33%	4.93%	21.04%
Ratios to average net assets:A
Net investment income (loss)	.48% (a)	.12%	(.15%)
Total expenses	.66% (a)	.97%	.99%
Expenses before offsets	.66% (a)	.97%	.98%
Net expenses	.66% (a)	.96%	.97%
Portfolio turnover	27%	34%	61%
Net assets, ending (in thousands)	$395,983	$239,542	$109,291

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$21.46	$16.44	$19.30
Income from investment operations
Net investment income (loss)	(.06)	(.10)	(.01)
Net realized and unrealized gain (loss)	3.55	5.12	(2.85)
Total from investment operations	3.49	5.02	(2.86)
Distributions from
Net realized gain	--	--	--
Total distributions	--	--	--
Total increase (decrease) in net asset value	3.49	5.02	(2.86)
Net asset value, ending	$24.95	$21.46	$16.44

Total return*	16.26%	30.54%	(14.82%)
Ratios to average net assets:A
Net investment income (loss)	(.30%)	(.46%)	(.05%)
Total expenses	1.72%	2.07%	1.81%
Expenses before offsets	1.02%	1.10%	.82%
Net expenses	1.01%	1.08%	.79%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$6,280	$3,828	$3,574

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*   Total return does not reflect deduction of any front-end or deferred sales charge.

(a)   Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 5, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Calvert Impact Fund, Inc. and the Advisor with respect to the Fund and the Investment Subadvisory Agreement between the Fund and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Fund's Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, two-, three-, four- and five-year annualized periods ended June 30, 2006, the Fund outperformed its Lipper index, the Fund's performance was above the median of its peer group for the one-, three-, four- and five-year annualized periods ended June 30, 2006, and the Fund's performance was at the median of its peer group for the two-year annualized period ended June 30, 2006. Based upon its review of various factors, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor) was above the median of its peer group and total expenses were above the median of its peer group. The Board noted the performance adjustment portion of the subadvisory fee. The Board also noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. The Board took into account the recent addition of a breakpoint to the advisory fee schedule that would reduce the advisory fee rate on assets above a specified level, noting that the Fund currently reflected economies of scale. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, two-, three-, four- and five-year annualized periods ended June 30, 2006 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor, the Board relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. As noted above, the Board also considered that the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor) was above the median of its peer group. The Board also noted the performance adjustment portion of the subadvisory fee. Based upon its review, the Board determined that the Fund's advisory fee (including the subadvisory fee) was reasonable. In considering the profitability to the Subadvisor of its relationship with the Fund, the Board relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. For this reason, the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Board's deliberations. For each of the reasons above, the Board also did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that a breakpoint had recently been added to the subadvisory fee schedule.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategy consistently over time; (e) the performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Fund and its shareholders.

Calvert Large Cap Growth Fund

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

March 31, 2007

Semi-Annual Report

Calvert Impact Fund, Inc.

     Small Cap Value Fund
     Mid Cap Value Fund

Calvert

Investments that make a difference®

A UNIFI Company

Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
14

Statements of Net Assets
17

Statements of Operations
23

Statements of Changes in Net Assets
24

Notes to Financial Statements
28

Financial Highlights
33

Explanation of Financial Tables
37

Proxy Voting and Availability of Quarterly Portfolio Holdings
39

Basis for Board's Approval of Investment Advisory Contracts
39

Dear Shareholders:

In the six months ended March 31, 2007, the stock market and economy closed out the period in a surprisingly steady state, especially considering the brief worldwide sell-off in equities at the end of February and ongoing concerns about subprime mortgage loans. Over the six-month period, energy prices finished about where they started, the Federal Reserve left interest rates unchanged, and equities worldwide recovered to end up in positive territory.

During this period, the equity markets had two distinct chapters of performance. In the fourth quarter of 2006, the Standard & Poor's 500 Index posted a total return of 6.7% as the U.S. equity market continued its general upward trend with remarkably low volatility. However, for the first quarter of this year, the S&P 500 gained only 0.64% amid markedly increased volatility. On February 27, an 8.8% drop in the value of the Shanghai Stock Exchange Composite Index triggered a worldwide sell-off in equities, with the S&P 500 losing 3.47% for the day. The U.S. equities market stayed somewhat jittery for the rest of the quarter, with concerns about increasing defaults on subprime mortgages weighing on investors.

For the entire six-month period, the domestic U.S. market, as measured by the S&P 500, gained 7.38%. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, a benchmark for international markets, gained 14.98%. The return for international stocks was even more remarkable considering their late-February plunge. The Lehman U.S. Credit Index, a common benchmark for bond fund performance, climbed 2.87% during the period.

A Look at Style Trends

Value stocks outperformed growth stocks for the six-month period, extending a seven-year trend which has been detrimental to several Calvert equity portfolios. However, there are signs (such as a possible peak in the Federal Reserve's benchmark lending rate) that this trend is beginning to reverse. To learn more about these style trends, please visit www.calvert.com, click on Fund Commentary in the right-hand column, and select "Calvert Perspective: Reading the Headwinds" to read a commentary by Steve Falci, Calvert's Chief Investment Officer, Equities.

Another factor that may potentially work in favor of Calvert's equity funds is investor reaction to the market's increased volatility. As investors become increasingly concerned about the tradeoff between risk and return, they may increasingly seek higher-quality stocks that are attractively priced relative to the quality of their fundamental data. In times of volatility, as always, we continue to advise our clients to stay the course with their investment strategy and to discuss their portfolio holdings with a financial advisor when necessary.

Growth of Sustainable, "Green" Investing

The movement to increase environmental and corporate sustainability has recently received considerable attention from the mainstream media, with cover stories on the green movement gracing the covers of publications such as Newsweek and Vanity Fair. The growing popularity of social and environmental responsibility shows that the public may be beginning to realize something that many Calvert investors have known for a long time: environmental and corporate responsibility are vital to society as a whole, and investment selection can have an impact on sustainability.

As Calvert's Double Diligence® investment process shows, companies that are committed to sustainability are often companies with high-quality management, corporate governance, and financial data--which are the types of companies that can make the best long-term investments.

One focus of Calvert's advocacy efforts over the last few years has been our work to convince companies to both disclose more information about how their operations affect climate change and to reduce their contributions to climate change factors. Please visit www.calvert.com/climate.html to learn more about climate change and our efforts to increase corporate awareness of the issue.

Sudan Divestment Initiative

In February, Calvert announced a new partnership with the Sudan Divestment Task Force and the Save Darfur Coalition to encourage investors and institutions to divest holdings of companies that help support the government of Sudan. To find more information about the crisis in Darfur and the divestment initiative, please visit www.calvert.com/sudan.

This effort is consistent with Calvert's long-standing commitment to human rights--in 1982, Calvert was the first mutual fund company to decide not to invest in companies doing business in South Africa's apartheid regime. Calvert's past efforts, in concert with other groups, have demonstrated how divestment and advocacy can exert significant influence on companies--and regimes--to effect positive societal change. We will continue to work toward ending the humanitarian crisis in Darfur and keep supporting efforts to maintain human rights worldwide.

As always, thank you for your continued confidence in our mutual funds. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2007

Social Update
from the Calvert Social Research Department

As a company, through the work of Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2007.

Shareholder Advocacy

For the 2007 proxy season, Calvert was lead or co-filer on 36 shareholder resolutions. To date, 17 of these have been successfully withdrawn because companies have taken action to address our concerns. The others await action at annual shareholder meetings. Issues targeted in the resolutions include climate change reporting, board and employee diversity, sustainability reporting, political contributions disclosure, and executive compensation.

Sudan Divestment

Calvert announced its support for a targeted divestment campaign focused on Sudan and launched a new partnership with the Sudan Divestment Task Force (SDTF) and Save Darfur Coalition (SDC) in early February. Since then, we have provided research and analytical support to the SDTF, drafted an advocacy plan for Calvert on this issue, and organized a small working group of socially responsible investors to encourage shareholder action on this issue. We have also provided a wide range of media support, including radio interviews, a webcast for institutional investors, and articles for BSR Weekly and the U.N. Global Compact.

Climate Change Disclosure

In January, the Ceres/Calvert S&P500 Report was published, based on the responses of U.S. companies to the Carbon Disclosure Project's (CDP) request for information. The Project has historically surveyed executives of the companies on the Financial Times (FT) Global 500 list of the world's largest companies. In 2006, Calvert provided initial funding to extend the CDP survey to companies in the Standard & Poor's 500 Index for the first time. The report launch attracted attention from media outlets such as Business Week and Financial Times. We sent the report to members of Congress who have introduced legislation to reduce greenhouse gas emissions and are now working with other investors to encourage S&P 500 companies to respond to this year's CDP survey.

Community Investments

Many of our Funds participate in Calvert's community investing program, which is known as High Social Impact Investing (HSII) and is administered through the Calvert Social Investment Foundation. The HSII program may allocate up to 1% to 3% of Fund assets at below-market interest rates to provide economic opportunity for struggling populations.1 During the reporting period, the Foundation made several investments with groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. Diaconía Microcrédito Rotativo, a rural microfinance institution that makes tiny business loans to more than 11,000 entrepreneurs in the impoverished Guayaquil area of Ecuador, was another organization receiving an investment from the Foundation.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that provide socially or environmentally helpful products or services with a profit objective. Much recent attention has been focused on corn-based ethanol as a renewable energy source. But one new special equities investment, Earthanol, seeks to create fuel from agricultural, industrial, and municipal waste.2 The firm's technology for waste-to-ethanol production in the San Joaquin Valley has already been proven effective in other parts of the world.

Globally, more than 5 million children under the age of 5 years die of dehydration caused by diarrhea each year. But new medications developed by another special equities investment, Napo Pharmaceuticals, could soon be introduced into both the Third World and U.S. markets.3 The company is currently commercializing its Crofelemer gastro-intestinal compound, which operates differently from over-the-counter anti-motility treatments, to treat irritable bowel syndrome (IBS), chronic diarrhea caused by HIV, acute infectious diarrhea, and pediatric diarrhea. The FDA has granted fast-track status for the IBS and AIDS-related formulations.

As always, we appreciate your investment in Calvert and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.38%; CSIF Equity, 0.58%; Calvert Capital Accumulation Fund, 1.02%; Calvert World Values Fund International Equity Fund, 0.61%; Calvert New Vision Small Cap Fund, 0.78%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2. On March 31, 2007, Earthanol represented 0.01% of the Calvert Social Investment Fund Equity Portfolio.

3. On March 31, 2007, Napo Pharmaceuticals represented 0.03% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

For the six-month period ended March 31, 2007, Calvert Small Cap Value Fund Class A shares (at NAV*) returned 9.89% versus the benchmark Russell 2000® Value Index, which returned 10.62%. The Fund's underperformance was largely the result of stock selection in the Consumer Staples sector.

Investment Climate

The first half of the period saw strong returns to stocks, particularly small-cap value stocks, as the Russell 2000 Value Index rose 9.03% in the fourth quarter of 2006. That positive performance momentum was not sustained through the first quarter of 2007, as a steep decline in China's stock market led to a sharp drop in U.S. stocks at the end of February. This was followed by heightened investor nervousness about defaults on subprime mortgages and higher energy prices. Yet stocks overall still managed to post positive returns for the quarter and the six-month reporting period. The combination of volatility and mixed economic signals likely drove investors' focus on yield-oriented and defensive sectors of the benchmark, such as Utilities and real estate investment trusts (REITs). Hikes in crude-oil prices also caused a focus on Energy during the first quarter of the year.

Small-cap stocks outperformed large-caps in both quarters, but mid-cap stocks' strong relative performance in the first quarter of 2007 made it the best performing class for the reporting period.

Portfolio Strategy

Our portfolio strategy emphasizes bottom-up stock selection across a range of industries and sectors. Fund underperformance over the six-month period was largely due to stock selection in the Consumer Staples sector.

Rewarding Holdings

The Fund benefited from strong contributions by Corinthian Colleges, Compass Minerals International, and Universal American Financial during the period.

Corinthian Colleges is one of the largest post-secondary education companies in North America. Resolution of questions about its past stock-option-granting practices and the marketing of its programs to students has led to a recent rebound in share price. Longer-term, Corinthian is still in the process of streamlining its programs, reducing costs, and improving marketing initiatives to increase enrollment. The stock's valuation remains compelling, but we may not see improved results in earnings until late 2007 and early 2008.

Compass Minerals, which mines and sells various salts and other inorganic minerals in North America and Europe, has benefited from much needed product-price increases--which should help spur new revenue growth and bolster profitability. New contracts in both the highway de-icing and table salt businesses are also encouraging. Although we have pared back the position somewhat, we remain optimistic about the company's longer-term prospects. The stock's current 4% dividend yield (the amount of dividend paid to stockholders relative to its share price) is also providing additional return.

The announcement of a management-led buyout at $18 per share has spurred Universal American, a provider of health insurance and managed-care services to seniors, to better performance. Many investors (including us) see this as too low of a selling price given the operational improvements now underway and the company's dominant position in Medicare Part D underwriting--which continues to drive profitability through efficiencies, along with some sales momentum. While we have trimmed the Universal American position to lock in some of the gains realized, we continue to like its improved fundamental outlook and feel that a fair value for the shares is in the low $20s.

Less Rewarding Holdings

Fund holdings within the Consumer Staples sector were the primary detractors during the period. Stocks which adversely impacted performance include Nelnet, Citizens Banking, and Spectrum Brands.

Nelnet, a leading provider of student loans and services, has seen its share price fall as proposals circulate in Washington to change the terms of federally insured student loan programs. While we believe that the risk of student loan policy changes has been exaggerated, Nelnet has been especially aggressive during its history relative to the other larger student loan providers. As a result, we decided to eliminate this position from the Fund.

Citizens offers banking and financial services in Michigan, Ohio, Wisconsin, and Indiana. It has recently suffered for several reasons: concerns about the post-merger integration with Republic, the strength of the Michigan economy given the plight of the auto industry, and the heightened focus on credit risks for banks. We remain comfortable with the position because we believe that management is capable and experienced, and the stock is fairly priced. In fact, we believe that Citizens itself could be an attractive takeover candidate based on its current valuation.

Spectrum Brands manufactures and sells batteries, electric shavers, lawn and garden care products, pet supplies, and household pest control products. Speculation that a deal to sell the company's lawn and garden division has fallen through has caused the share price to decline. While management remains committed to selling the home and garden business, the timeline for a sale and a desperately needed debt reduction has been extended. Since we no longer have confidence in management's ability to execute its stated business plan, we decided to exit our position during the six-month period.

Market Outlook

We believe the U.S. equity markets are still poised to post favorable results in 2007. The good news is that general economic conditions seem to be under control and stock market valuations do not appear to be excessive. However, we expect the continued risk of adverse geopolitical events and the need for a well-executed soft landing of the slowing economy to cause ongoing volatility.

There are several signs that inflation continues to be of concern to the Federal Reserve. Recently, data on the core consumer price index and the core personal consumption-expenditure index have been running above expectations. Also, crude-oil prices have again exceeded $60 per barrel. The question now is: Will nervous investors avoid taking risks because of the recent volatility, or will they simply put the events of late February and early March behind them?

We believe that this economic environment bodes well for our bottom-up stock selection process. If commodity prices remain steady or decline, attractive longer-term investment opportunities across sectors and market capitalizations could arise. Also, our many years of experience in value investing suggest that the companies chosen for the Fund--which possess strong business and attractive cash-flow characteristics--are likely to weather the impact of a slowing economy better than most.

April 2007

As of March 31, 2007, the following companies represented the following percentages of Fund net assets: Corinthian Colleges 3.50%, Compass Minerals International 4.16%, Universal American Financial 3.55%, Nelnet 0.00%, Citizens Banking Corporation 2.95%, and Spectrum Brands 0.00%. Portfolio holdings are subject to change without notice.

Small Cap Value

Fund Statistics
March 31, 2007
Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	3/31/07	3/31/07
Class A	9.89%	10.02%
Class C	9.39%	8.94%
Class I	10.36%	10.93%
Russell 2000 Value Index**	10.62%	10.38%
Lipper Small Cap Core Funds Average**	11.17%	5.45%

	% of Total
Economic Sectors	Investments
Consumer Discretionary	17.0%
Consumer Staples	3.9%
Energy	2.4%
Exchange Traded Funds	3.4%
Financials	32.3%
Health Care	4.5%
Industrials	10.9%
Information Technology	4.4%
Materials	5.5%
Telecommunications Services	4.7%
U.S. Government Agency Obligations	7.8%
Utilities	3.2%
Total	100%

Ten Largest	% of Net
Stock Holdings	Assets
Assured Guaranty Ltd.	4.2%
Compass Minerals International, Inc.	4.2%
Lance, Inc.	4.0%
Iowa Telecommunications Services, Inc.	3.8%
Matthews International Corp.	3.8%
Universal American Financial Corp.	3.6%
Corinthian Colleges, Inc.	3.5%
Belo Corp.	3.4%
Hilb, Rogal, & Hobbs Co.	3.3%
South Jersey Industries, Inc.	3.3%
Total	37.1%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source:Lipper Analytical Services, Inc.

Small Cap Value Fund Statistics
March 31, 2007
Average Annual Total Returns
(with max. load)

Class A Shares
One year	4.77%
Since Inception	7.59%
(10/1/04)

Class C Shares
One year	7.94%
Since Inception	8.69%
(4/1/05)

Small Cap Value Fund Statistics
March 31, 2007

Average Annual Total Returns
Class I Shares at NAV
One Year	10.93%
Since Inception	14.95%
(4/29/05)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

Calvert Mid Cap Value Fund Class A shares (at NAV*) returned 9.28% for the six-month period ended March 31, 2007, versus the Russell Mid Cap Value Index return of 13.77%. The underperformance was primarily caused by stock selection within the Health Care and Consumer Discretionary sectors.

Investment Climate

A steep decline in China's stock market led to a sharp drop in U.S. stocks at the end of February, and was followed by heightened investor nervousness about defaults on subprime mortgages and higher energy prices. The combination of volatility and mixed economic signals likely drove investors' focus to yield-oriented and defensive sectors of the benchmark, such as Utilities and real estate investment trusts (REITs). Increases in crude-oil prices also caused a focus on Energy during the first quarter of the year.

After strong gains for large-cap stocks in the final months of 2006, mid-cap and small-cap equities both topped large-cap stocks during the first quarter of 2007.

Portfolio Strategy

Our portfolio strategy emphasizes bottom-up stock selection across a range of industries and sectors. Fund holdings within the Financials, Healthcare, and Consumer Discretionary sectors were the primary cause of the Fund's underperformance during the period. On the other hand, holdings in the Information Technology, Industrials, and Energy sectors helped performance.

Rewarding Holdings

Among strong contributors to portfolio returns for the reporting period were Sabre Holdings, Dun and Bradstreet, and Brinks.

Sabre Holdings, which develops technology and distribution solutions for the travel industry, benefited from its approval of a private buyout offer by Texas Pacific Group and Silver Lake Partners. This deal supports our belief that there is intrinsic value in the firm's slower growth but cash-rich Global Distribution System, and notable growth potential in its online portal, Travelocity. Sabre is being bought out at a price of roughly $32 per share--representing nearly 80% appreciation from our initial purchase price of $18.

Dun and Bradstreet is the leading provider of business-to-business information and has performed well without any obvious catalyst. In our opinion, its exceptional business franchise, strong, reliable cash flow, and capital efficiency are particularly attractive to investors during these volatile times. We continue to favor the company, and anticipate that management's continued solid execution will provide additional opportunities for stock price appreciation.

Brink's, a leading provider of business and security services in North America, has continued to benefit from a significant improvement in profit margins in its U.S. and South American operations. In addition, its largest shareholder is lobbying management to sell its home security and cash collection and management businesses, in whole or in part. While no deal has been announced, this possible move creates attractive upside potential.

Less Rewarding Holdings

Fund holdings within the Financials, Healthcare, and Consumer Discretionary sectors were the primary detractors during the semi-annual period. Stocks which adversely impacted performance include McClatchy, Cooper Companies, and SLM.

Leading newspaper publisher McClatchy has produced favorable operating results relative to the industry but continues to be dragged down by negative investor sentiment on traditional media stocks. In light of the continued deterioration in the newspaper industry, we decided to exit this holding during the period.

Cooper Companies, a leading producer of contact lenses and other specialty healthcare products, has struggled with manufacturing delays for its newer contact lens products and a reduced earnings outlook. Broader distribution for its new lenses is anticipated by the end of 2007. Despite these disappointments, we continue to believe that Cooper's strong fundamentals and growth opportunities will once again be attractive.

Student loan provider SLM (also known as Sallie Mae) has been negatively affected by legislative proposals that would change the terms of federally insured student loan programs. Although policy changes in Washington may result in somewhat lower profitability for student lenders over time, we maintain the contrarian perspective that investor concerns have been exaggerated. At the same time, in our ongoing review of the portfolio weightings, risk profile, and exposure, we decided during this period to eliminate our position in SLM. Instead, we are focusing the Fund's investment on another major industry player, Student Loan, due to its smaller size and relative attractiveness. We will continue to monitor policy and legislative activity closely, but we remain confident in our belief that Student Loan may reward Fund shareholders over time.

Market Outlook

We believe the U.S. equity markets are still poised to post favorable results in 2007. The good news is that general economic conditions seem to be under control and stock market valuations do not appear to be excessive. However, we expect the continued risk of adverse geopolitical events and the need for a well-executed soft landing of the slowing economy to cause ongoing volatility.

There are several signs that inflation continues to be of concern to the Federal Reserve. Recently, data on the core consumer price index and the core personal consumption-expenditure index have been running above expectations. Also, crude-oil prices have again exceeded $60 per barrel. The question now is: Will nervous investors avoid taking risks because of the recent volatility, or will they simply put the events of late February and early March behind them?

We believe that this economic environment bodes well for our bottom-up stock selection process. If commodity prices remain steady or decline, attractive longer-term investment opportunities across sectors and market capitalizations could arise. Also, our many years of experience in value investing suggest that the companies chosen for the Fund--which possess strong business and attractive cash-flow characteristics--are likely to weather the impact of a slowing economy better than most.

Finally, the multi--year outperformance of Utilities and REITs makes us cautious about the potential for future returns in these areas for value investors, so we remain underweighted in these sectors relative to the benchmark. Nevertheless, we will continue to monitor these and other sectors closely for select diversification opportunities.

April 2007

As of March 31, 2007, the following companies represented the following percentages of Fund net assets: Sabre Holdings 0.00%, Dun & Bradstreet 3.40%, Brink's 3.82%, McClatchy 0.00%, Cooper Companies 2.15%, SLM 0.00%, and Student Loan 2.39%. Portfolio holdings are subject to change without notice.

Mid Cap Value
Fund Statistics
March 31, 2007
Investment Performance
(total return at NAV*)

	6 Months	12 Months
	Ended	Ended
	3/31/07	3/31/07
Class A	9.28%	10.54%
Class C	8.72%	9.45%
Class I	9.61%	11.35%
Russell Mid-Cap Value Index**	13.77%	17.13%
Lipper Mid-Cap Core Funds Average**	12.33%	8.98%

		% of Total
Economic Sectors		Investments
Consumer Discretionary		12.6%
Consumer Staples		8.5%
Energy		1.7%
Exchange Traded Funds		2.4%
Financials		24.9%
Health Care		8.2%
Industrials		17.2%
Information Technology		9.8%
Materials		5.4%
Telecommunication Services		2.9%
U.S. Government Agency Obligations		6.4%
Total		100%

Ten Largest		% of Net
Stock Holdings		Assets
Markel Corp.		3.8%
Brink's Co.		3.8%
Anixter International, Inc.		3.8%
Hewitt Associates, Inc.		3.5%
D&B, Corp.		3.4%
MBIA, Inc.		3.4%
H.J. Heinz Co.		3.3%
Citizens Communications Co.		3.0%
Washington Post Co., Class B		2.9%
IMS Health, Inc.		2.9%
Total		33.8%

*   Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**  Source: Lipper Analytical Services, Inc.

Mid Cap Value Fund Statistics
March 31, 2007

Average Annual Total Returns
(with max. load)
Class A Shares
One year	5.27%
Since Inception	10.86%
(10/1/04)

Class C Shares
One Year	8.45%
Since Inception	9.66%
(4/1/05)

Mid Cap Value Fund Statistics
March 31, 2007

Average Annual Total Returns
Class I Shares at NAV
One Year	11.35%
Since Inception	12.78%
(6/27/05)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 to March 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Small Cap Value	10/1/06	3/31/07	10/1/06 - 3/31/07
Class A
Actual	$1,000.00	$1,098.90	$8.84
Hypothetical	$1,000.00	$1,016.50	$8.50
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,093.90	$14.04
Hypothetical	$1,000.00	$1,011.52	$13.49
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,103.60	$4.83
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Mid Cap Value	10/1/06	3/31/07	10/1/06 - 3/31/07
Class A
Actual	$1,000.00	$1,092.80	$8.30
Hypothetical	$1,000.00	$1,017.00	$8.00
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,087.20	$13.48
Hypothetical	$1,000.00	$1,012.02	$12.99
(5% return per year before expenses)

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Mid Cap Value	10/1/06	3/31/07	10/1/06 - 3/31/07
Class I
Actual	$1,000.00	$1,096.10	$4.49
Hypothetical	$1,000.00	$1,020.64	$4.33
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

SMALL CAP VALUE FUND
STATEMENT OF NET ASSETS
MARCH 31, 2007

Equity Securities - 91.5%	Shares	Value
Capital Markets - 4.3%
Affiliated Managers Group, Inc.*	8,400	$910,140
Waddell & Reed Financial, Inc.	52,600	1,226,632
		2,136,772

Chemicals - 1.5%
Airgas, Inc.	18,100	762,915

Commercial Banks - 11.1%
Alabama National Bancorp.	16,000	1,132,960
Citizens Banking Corp.	66,500	1,473,640
Glacier Bancorp, Inc.	64,850	1,558,994
Oriental Financial Group, Inc.	115,600	1,361,768
		5,527,362

Commercial Services & Supplies - 3.9%
Brink's Co.	11,500	729,675
Standard Parking Corp.*	34,600	1,223,802
		1,953,477

Diversified Consumer Services - 9.0%
Corinthian Colleges, Inc.*	127,200	1,749,000
Educate, Inc.*	112,100	858,686
Matthews International Corp.	46,600	1,896,620
		4,504,306

Diversified Telecommunication Services - 4.8%
Citizens Communications Co.	33,638	502,888
Iowa Telecommunications Services, Inc.	95,700	1,914,000
		2,416,888

Electronic Equipment & Instruments - 2.9%
Anixter International, Inc.*	14,600	962,724
Plexus Corp.*	29,200	500,780
		1,463,504

Energy Equipment & Services - 2.5%
Universal Compression Holdings, Inc.*	18,400	1,245,312

Food Products - 4.0%
Lance, Inc.	98,800	1,999,712

Gas Utilities - 3.3%
South Jersey Industries, Inc.	42,800	1,628,540

Health Care Equipment & Supplies - 1.4%
Cooper Co's, Inc.	14,800	719,576

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 3.2%
Owens & Minor, Inc.	43,400	$1,594,082

Hotels, Restaurants & Leisure - 2.6%
Ruby Tuesday, Inc.	44,800	1,281,280

Household Durables - 5.3%
American Greetings Corp.	55,300	1,283,513
Interface, Inc.*	84,900	1,357,551
		2,641,064

Insurance - 17.9%
Assured Guaranty Ltd.	77,100	2,106,372
Hilb, Rogal, & Hobbs Co.	33,700	1,652,985
Markel Corp.*	1,900	921,177
RAM Holdings Ltd.*	77,100	1,175,775
Security Capital Assurance Ltd.	46,500	1,312,695
Universal American Financial Corp.*	91,500	1,773,270
		8,942,274

Machinery - 2.6%
Commercial Vehicle Group, Inc.*	63,600	1,310,160

Media - 3.4%
Belo Corp.	91,600	1,710,172

Metals & Mining - 4.2%
Compass Minerals International, Inc.	62,200	2,077,480

Software - 1.6%
Jack Henry & Associates, Inc.	33,500	805,675

Trading Companies & Distributors - 2.0%
Houston Wire & Cable Co.*	35,000	980,700

Total Equity Securities (Cost $40,040,786)		45,701,251

EXCHANGE TRADED FUNDS - 3.6%
iShares Russell 2000 Index Fund	22,300	1,773,073

Total Exchange Traded Funds (Cost $1,664,035)		1,773,073

U.S. Government Agencies	Principal
and Instrumentalities - 8.0%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/2/07	$4,000,000	$3,999,445

Total U.S. Government Agencies and Instrumentalities
(Cost $3,999,445)		3,999,445

TOTAL INVESTMENTS (Cost $45,704,266) - 103.1%		51,473,769
Other assets and liabilities, net - (3.1%)		(1,528,963)
Net Assets - 100%		$49,944,806

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 of $.01 par value shares authorized:
Class A: 2,058,339 shares outstanding		$33,619,322
Class C: 87,394 shares outstanding		1,488,741
Class I: 491,947 shares outstanding		8,528,329
Undistributed net investment income		54,437
Accumulated net realized gain (loss) on investments		484,474
Net unrealized appreciation (depreciation) on investments		5,769,503
Net Assets		$49,944,806

Net Asset Value Per Share
Class A (based on net assets of $38,887,948)		$18.89
Class C (based on net assets of $1,619,671)		$18.53
Class I (based on net assets of $9,437,187)		$19.18

* Non-income producing security.

See notes to financial statements.

MID CAP VALUE FUND
STATEMENT OF NET ASSETS
MARCH 31, 2007

Equity Securities - 91.2%	Shares	Value
Capital Markets - 7.8%
Affiliated Managers Group, Inc.*	9,600	$1,040,160
Eaton Vance Corp.	13,300	474,012
Legg Mason, Inc.	13,500	1,271,835
T. Rowe Price Group, Inc.	18,600	877,734
		3,663,741

Chemicals - 2.6%
Airgas, Inc.	29,000	1,222,350

Commercial Banks - 2.5%
Marshall & Ilsley Corp.	25,600	1,185,536

Commercial Services & Supplies - 12.7%
Brink's Co.	28,100	1,782,946
D & B Corp.*	17,400	1,586,880
Herman Miller, Inc.	24,200	810,458
Manpower, Inc.	8,269	610,004
Pitney Bowes, Inc.	25,500	1,157,445
		5,947,733

Consumer Finance - 2.4%
Student Loan Corp.	6,000	1,115,520

Diversified Telecommunication Services - 3.0%
Citizens Communications Co.	91,914	1,374,114

Electronic Equipment & Instruments - 3.8%
Anixter International, Inc.*	27,000	1,780,380

Energy Equipment & Services - 1.7%
Universal Compression Holdings, Inc.*	11,50	778,320

Food & Staples Retailing - 2.4%
Supervalu, Inc.	28,700	1,121,309

Food Products - 6.1%
H.J. Heinz Co.	32,500	1,531,400
JM Smucker Co.	24,500	1,306,340
		2,837,740

Health Care Equipment & Supplies - 2.2%
Cooper Co's, Inc.	20,700	1,006,434

Health Care Providers & Services - 3.2%
Lincare Holdings, Inc.*	21,800	798,970
Omnicare, Inc.	16,900	672,113
		1,471,083

Equity Securities - Cont'd	Shares	Value
Health Care Technology - 2.9%
IMS Health, Inc.	46,000	$1,364,360

Hotels, Restaurants & Leisure - 1.5%
Ruby Tuesday, Inc.	23,800	680,680

Household Durables - 2.5%
Black & Decker Corp.	14,400	1,175,328

Insurance - 12.1%
AON Corp.	26,400	1,002,144
Assured Guaranty Ltd.	47,200	1,289,504
Markel Corp.*	3,700	1,793,871
MBIA, Inc.	24,000	1,571,760
		5,657,279

IT Services - 3.5%
Hewitt Associates, Inc.*	56,100	1,639,803

Machinery - 1.6%
Flowserve Corp.*	13,416	767,261

Media - 8.6%
Harte-Hanks, Inc.	47,700	1,316,043
Meredith Corp.	23,300	1,337,187
Washington Post Co., Class B	1,788	1,365,138
		4,018,368

Metals & Mining - 2.7%
Compass Minerals International, Inc.	38,300	1,279,220

Software - 2.5%
Jack Henry & Associates, Inc.	48,500	1,166,425

Trading Companies & Distributors - 2.9%
W.W. Grainger, Inc.	17,300	1,336,252

Total Equity Securities (Cost $37,805,566)		42,589,236

Exchange Traded Funds - 2.4%
iShares Russell Midcap Value Index Fund	7,300	1,120,550

Total Exchange Traded Funds (Cost $975,621)		1,120,550

U.S. Government Agencies	Principal
And Instrumentalities - 6.4%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/2/07	$3,000,000	$2,999,583

Total U.S. Government Agencies and Instrumentalities
(Cost $2,999,583)		2,999,583

TOTAL INVESTMENTS (Cost $41,780,770) - 100.0%		46,709,369
Other assets and liabilities, net - 0.0%		6,900
Net Assets - 100%		$46,716,269

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 of $.01 par value shares authorized:
Class A: 2,076,110 shares outstanding		$35,621,932
Class C: 139,176 shares outstanding		2,528,223
Class I: 132,167 shares outstanding		2,416,607
Undistributed net investment income (loss)		(24,747)
Accumulated net realized gain (loss) on investments		1,245,655
Net unrealized appreciation (depreciation) on investments		4,928,599
Net Assets		$46,716,269

Net Asset Value Per Share
Class A (based on net assets of $41,335,536)		$19.91
Class C (based on net assets of $2,722,481)		$19.56
Class I (based on net assets of $2,658,252)		$20.11

*Non-income producing security.

See notes to financial statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2007

	Small Cap	Mid Cap
Net Investment Income	Value Fund	Value Fund
Investment Income:
Interest income	$55,195	$55,560
Dividend income (net of foreign taxes withheld of $2,682 and $781, respectively)	336,508	257,941
Total investment income	391,703	313,501

Expenses:
Investment advisory fees	159,086	137,759
Transfer agency fees and expenses	71,659	63,625
Administrative fees	47,790	51,341
Distribution Plan expenses:
Class A	42,875	47,929
Class C	5,686	9,267
Directors' fees and expenses	3,115	3,136
Custodian fees	8,858	9,041
Registration fees	15,793	14,932
Reports to shareholders	7,466	9,930
Professional fees	9,421	9,689
Accounting fees	3,482	3,496
Miscellaneous	1,861	1,763
Total expenses	377,092	361,908
Reimbursement from Advisor:
Class A	(21,509)	(8,217)
Class C	(4,430)	(4,631)
Class I	(7,705)	(5,589)
Fees paid indirectly	(6,182)	(5,223)
Net expenses	337,266	338,248

Net Investment Income (Loss)	54,437	(24,747)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	1,188,292	1,340,718
Change in unrealized appreciation or (depreciation)	2,480,080	2,281,273

Net Realized and Unrealized
Gain (Loss) on Investments	3,668,372	3,621,991

Increase (Decrease) in Net Assets
Resulting From Operations	$3,722,809	$3,597,244

See notes to financial statements.

SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	$54,437	($60,354)
Net realized gain (loss) on investments	1,188,292	(626,609)
Change in unrealized appreciation (depreciation)	2,480,080	2,730,875

Increase (Decrease) in Net Assets
Resulting From Operations	3,722,809	2,043,912

Distributions to shareholders from:
Net realized gain:
Class A Shares	--	(11,237)
Class C Shares	--	(155)
Class I Shares	--	(1,064)
Total distributions	--	(12,456)

Capital share transactions:
Shares sold:
Class A Shares	10,418,303	11,971,527
Class C Shares	829,942	506,838
Class I Shares	3,842,167	3,263,343
Reinvestment of distributions:
Class A Shares	--	10,796
Class C Shares	--	153
Class I Shares	--	1,063
Redemption fees:
Class A Shares	35	314
Class C Shares	8	--
Shares redeemed:
Class A Shares	(3,134,493)	(4,191,113)
Class C Shares	(30,878)	(9,660)
Class I Shares	(157,335)	(143,627)
Total capital share transactions	11,767,749	11,409,634

Total Increase (Decrease) in Net Assets	15,490,558	13,441,090

Net Assets
Beginning of period	34,454,248	21,013,158
End of period (including undistributed net investment income of $54,437 and $0, respectively)	$49,944,806	$34,454,248

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	565,236	737,648
Class C Shares	45,747	31,311
Class I Shares	204,935	196,332
Reinvestment of distributions:
Class A Shares	--	677
Class C Shares	--	10
Class I Shares	--	66
Shares redeemed:
Class A Shares	(169,946)	(254,642)
Class C Shares	(1,698)	(596)
Class I Shares	(8,468)	(8,805)
Total capital share activity	635,806	702,001

See notes to financial statements.

MID CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($24,747)	$77,408
Net realized gain (loss) on investments	1,340,718	256,612
Change in unrealized appreciation (depreciation)	2,281,273	2,016,262

Increase (Decrease) in Net Assets
Resulting From Operations	3,597,244	2,350,282

Distributions to shareholders from:
Net investment income:
Class A Shares	(67,374)	--
Class I Shares	(10,034)	--
Net realized gain:
Class A Shares	(284,571)	(284,760)
Class C Shares	(12,703)	(8,990)
Class I Shares	(15,461)	(7,026)
Total distributions	(390,143)	(300,776)

Capital share transactions:
Shares sold:
Class A Shares	8,338,017	15,550,278
Class C Shares	1,284,084	1,034,856
Class I Shares	828,852	1,288,033
Reinvestment of distributions:
Class A Shares	330,257	269,229
Class C Shares	12,121	7,786
Class I Shares	25,493	7,026
Redemption fees:
Class A Shares	1,305	1,146
Class C Shares	9	50
Shares redeemed:
Class A Shares	(4,265,428)	(3,079,809)
Class C Shares	(63,439)	(120,910)
Class I Shares	(28,654)	(50,297)
Total capital share transactions	6,462,617	14,907,388

Total Increase (Decrease) in Net Assets	9,669,718	16,956,894

Net Assets
Beginning of period	37,046,551	20,089,657
End of period (including distributions in excess of net investment income and undistributed net investment income of $24,747 and $77,408, respectively)	$46,716,269	$37,046,551

See notes to financial statements.

	Six Months Ended,	Year Ended
	March 31,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	429,427	879,403
Class C Shares	66,505	59,379
Class I Shares	42,336	72,280
Reinvestment of distributions:
Class A Shares	17,050	15,571
Class C Shares	637	453
Class I Shares	1,301	405
Shares redeemed:
Class A Shares	(219,447)	(174,060)
Class C Shares	(3,330)	(6,811)
Class I Shares	(1,440)	(2,820)
Total capital share activity	333,039	843,800

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Small Cap Value Fund, and Calvert Mid Cap Value Fund, each a series of Calvert Impact Fund, Inc. (the "Fund"), are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds began operations on October 1, 2004 and each offers Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares of Small Cap Value and Mid Cap Value began operations on April 1, 2005. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares of Small Cap Value and Mid Cap Value began operations on April 29, 2005 and June 27, 2005, respectively. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2007, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $30,836 and $25,355 was payable at period end for Small Cap Value and Mid Cap Value, respectively. In addition, $10,237 and $11,440 was payable at period end for operating expenses paid by Advisor during March 2007 for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:

	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund. Under the terms of the agreement, $9,164 and $9,421 was payable at period end for Small Cap Value and Mid Cap Value, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Fund's Class A and Class C shares, respectively. The amount actually paid by the Funds, is an annualized fee, payable monthly of .25% and 1.00% of each Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $9,376 and $10,750 was payable at period end for Small Cap Value and Mid Cap Value, respectively.

The Distributor received $10,600 and $17,748 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the six months ended March 31, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $10,598 and $16,003 for the six months ended March 31, 2007 for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $1,961 and $2,494 was payable at period end for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Small Cap Value	Mid Cap Value
Purchases	$20,121,053	$14,944,684
Sales	10,517,591	10,007,996

The following table presents the cost of investments owned at March 31, 2007 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2007.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized
	Cost	(Depreciation)	Appreciation	(Depreciation)
Small Cap Value	$45,730,756	$5,743,013	$6,211,500	($468,487)
Mid Cap Value	41,813,064	4,896,305	5,331,793	(435,488)

Net realized capital loss carryfowards for federal income tax purposes of $18,476 in Small Cap Value at September 30, 2006 may be utilized to offset future capital gains until expiration in September 2014.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds.

Small Cap Value had no borrowings under the agreement during the six months ended March 31, 2007. Mid Cap Value had no loans outstanding pursuant to this line of credit at March 31, 2007. For the six months ended March 31, 2007, borrowings by Mid Cap Value under the Agreement were as follows:

			Weighted	Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
	Balance	Rate	Borrowed	Borrowed
Mid Cap Value	$2,920	5.89%	$531,485	March 2007

Small Cap Value Fund
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007	2006	2005 #(z)
Net asset value, beginning	$17.19	$16.16	$15.00
Income from investment operations
Net investment income	.01	(.04)	(.15)
Net realized and unrealized gain (loss)	1.69	1.08	1.31
Total from investment operations	1.70	1.04	1.16
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.70	1.03	1.16
Net asset value, ending	$18.89	$17.19	$16.16

Total return*	9.89%	6.43%	7.73%
Ratios to average net assets: A
Net investment income	.15% (a)	(.30%)	(1.01%) (a)
Total expenses	1.84% (a)	1.98%	2.40% (a)
Expenses before offsets	1.72% (a)	1.77%	1.80% (a)
Net expenses	1.69% (a)	1.69%	1.69% (a)
Portfolio turnover	26%	63%	39%
Net assets, ending (in thousands)	$38,888	$28,584	$19,060

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007	2006	2005 ## (z)
Net asset value, beginning	$16.94	$16.09	$15.70
Income from investment operations
Net investment income	(.05)	(.12)	(.13)
Net realized and unrealized gain (loss)	1.64	.98	.52
Total from investment operations	1.59	.86	.39
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.59	.85	.39
Net asset value, ending	$18.53	$16.94	$16.09

Total return*	9.39%	5.34%	2.48%
Ratios to average net assets: A
Net investment income	(.78%) (a)	(1.29%)	(2.04%) (a)
Total expenses	3.50% (a)	6.11%	21.28% (a)
Expenses before offsets	2.72% (a)	2.77%	2.80% (a)
Net expenses	2.69% (a)	2.69%	2.69% (a)
Portfolio turnover	26%	63%	24%
Net assets, ending (in thousands)	$1,620	$734	$203

Small Cap Value Fund
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2007	2006	2005###(z)
Net asset value, beginning	$17.38	$16.22	$14.69
Income from investment operations
Net investment income	.07	.06	(.01)
Net realized and unrealized gain (loss)	1.73	1.11	1.54
Total from investment operations	1.80	1.17	1.53
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.80	1.16	1.53
Net asset value, ending	$19.18	$17.38	$16.22

Total return*	10.36%	7.21%	10.42%
Ratios to average net assets: A
Net investment income	.96% (a)	.49%	(.21%) (a)
Total expenses	1.17% (a)	1.50%	3.31% (a)
Expenses before offsets	.95% (a)	1.00%	1.03% (a)
Net expenses	.92% (a)	.92%	.92% (a)
Portfolio turnover	26%	63%	21%
Net assets, ending (in thousands)	$9,437	$5,136	$1,750

Mid Cap Value Fund
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007	2006	2005#(z)
Net asset value, beginning	$18.39	$17.16	$15.00
Income from investment operations
Net investment income	(.01)	.04	(.14)
Net realized and unrealized gain (loss)	1.71	1.42	2.30
Total from investment operations	1.70	1.46	2.16
Distributions from
Net investment income	(.03)	--	--
Net realized gain	(.15)	(.23)	--
Total distributions	(.18)	(.23)	--
Total increase (decrease) in net asset value	1.52	1.23	2.16
Net asset value, ending	$19.91	$18.39	$17.16

Total return*	9.28%	8.60%	14.40%
Ratios to average net assets: A
Net investment income	(.11) (a)	.27%	(.89%) (a)
Total expenses	1.66% (a)	1.76%	2.29% (a)
Expenses before offsets	1.61% (a)	1.67%	1.69% (a)
Net expenses	1.59% (a)	1.59%	1.59% (a)
Portfolio turnover	25%	37%	55%
Net assets, ending (in thousands)	$41,336	$34,010	$19,362

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007	2006	2005##(z)
Net asset value, beginning	$18.13	$17.09	$16.62
Income from investment operations
Net investment income	(.03)	(.08)	(.13)
Net realized and unrealized gain (loss)	1.61	1.35	.60
Total from investment operations	1.58	1.27	.47
Distributions from
Net realized gain	(.15)	(.23)	--
Total distributions	(.15)	(.23)	--
Total increase (decrease) in net asset value	1.43	1.04	.47
Net asset value, ending	$19.56	$18.13	$17.09

Total return*	8.72%	7.51%	2.83%
Ratios to average net assets: A
Net investment income	(1.08%) (a)	(.66%)	(1.86%) (a)
Total expenses	3.11% (a)	4.44%	11.25% (a)
Expenses before offsets	2.61% (a)	2.67%	2.69% (a)
Net expenses	2.59% (a)	2.59%	2.59% (a)
Portfolio turnover	25%	37%	34%
Net assets, ending (in thousands)	$2,722	$1,366	$382

Mid Cap Value Fund
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2007	2006	2005####(z)
Net asset value, beginning	$18.57	$17.20	$16.70
Income from investment operations
Net investment income	.03	.13	(.01)
Net realized and unrealized gain (loss)	1.75	1.47	.51
Total from investment operations	1.78	1.60	.50
Distributions from
Net investment income	(.09)	--	--
Net realized gain	(.15)	(.23)	--
Total distributions	(.24)	(.23)	--
Total increase (decrease) in net asset value	1.54	1.37	.50
Net asset value, ending	$20.11	$18.57	$17.20

Total return*	9.61%	9.40%	2.99%
Ratios to average net assets: A
Net investment income	.63% (a)	1.18%	(.17%) (a)
Total expenses	1.39% (a)	2.54%	14.06% (a)
Expenses before offsets	.88% (a)	.94%	.96% (a)
Net expenses	.86% (a)	.86%	.86% (a)
Portfolio turnover	25%	37%	28%
Net assets, ending (in thousands)	$2,658	$1,670	$346

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#      From October 1, 2004 inception.

##     From April 1, 2005 inception.

###    From April 29, 2005 inception.

####   From June 27, 2005 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 5, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, approved with respect to each Fund the continuance of the Investment Advisory Agreement between the Calvert Impact Fund, Inc. and the Advisor and the respective Investment Subadvisory Agreement between the Advisor and the Subadvisor.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered on a Fund-by-Fund basis a variety of information relating to the Funds and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund. Prior to voting, the disinterested Directors reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement and the Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered on a Fund-by-Fund basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Fund's advisory fee; comparative performance, fee and expense information for each Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Funds, the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Funds' Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering the Funds' performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Small Cap Value Fund. For the one-year annualized period ended June 30, 2006, the Fund underperformed its Lipper index and the Fund's performance was below the median of its peer group. The Board took into account management's discussion of changes to the Fund's investment strategy that were being implemented by the Subadvisor. Based upon its review, the Board concluded that the Fund's performance was being addressed.

Mid Cap Value Fund. For the one-year annualized period ended June 30, 2006, the Fund underperformed its Lipper index and the Fund's performance was below the median of its peer group. The Board took into account management's discussion of changes to the Fund's investment strategy that were being implemented by the Subadvisor. Based upon its review, the Board concluded that the Fund's performance was being addressed.

In considering the Funds' fees and expenses, the Board compared each Fund's fees and total expense ratio with various comparative data for the funds in its peer group. This data and the conclusions of the Board with respect to that data, included the following:

Small Cap Value Fund. The Fund's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and total expenses (after taking into account expense reimbursements) were above the median of its peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund and the other factors considered.

Mid Cap Value Fund. The Fund's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and total expenses (after taking into account expense reimbursements) were above the median of its peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Funds' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to that Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted the Adviser's current undertaking to maintain expense limitations as noted above. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. The Board also noted that the Advisor paid the Subadvisor's subadvisory fees out of the advisory fees it received from the Funds. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Fund was reasonable.

The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board also noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given each Fund's current size.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

In evaluating the Investment Subadvisory Agreement with respect to each Fund, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated on a Fund-by-Fund basis, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the performance record of each Fund and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, each Fund's performance for the one-year annualized period ended June 30, 2006 as compared to that Fund's benchmark and its peer group and noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Funds, the Board noted that the subadvisory fees under the Investment Subadvisory Agreement were paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fees at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Funds to be a material factor in its consideration, although the Board noted that the subadvisory fees for each Fund contained breakpoints.

In reapproving the Investment Subadvisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) each Fund's performance was being addressed; and (f) each Fund's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund was in the interests of the Fund and its shareholders.

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Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's
Family of Funds

Tax-Exempt

Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds

CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds

CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending September 30, 2006.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: June 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: June 1, 2007

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: June 1, 2007